UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 14, 2008

BEACON POWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-31973 (Commission File Number)	04-3372365 (IRS Employer Identification No.)
65 Middlesex Road Tyngsboro, Massachusetts 01879 (Address of Principal Executive Offices) (Zip Code)
(978) 694-9121 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2008 Beacon Power Corporation entered into Amended and Restated Employment Agreements (the “Employment Agreements”) and new Restricted Stock Unit and Option Agreements (the “RSU/Option Agreements”, together with the Employment Agreements, the “Agreements”) with its Chief Executive Officer, F. William Capp, its Chief Financial Officer, James M. Spiezio and its Chief Technical Officer, Matthew L. Lazarewicz (the “Executives”). The Amended and Restated Employment Agreements amended the Executives’ base salaries, extended the term of the Employment Agreements and provided for a 2008 long term incentive compensation arrangement. The RSU/Option Agreements grant each of the Executives a specific amount of stock options and restricted stock units, as specified in their individual RSU/Option Agreements, each to vest over a 3 year period in quarterly installments beginning with 8.33% vesting on March 31, 2008, 8.33% vesting on each of the following 10 quarters, and 8.37% vesting on December 31, 2010 at which point the remainder will become fully vested.

The above description is qualified in its entirety by the full text of the Agreements as set forth in the exhibits filed herewith and incorporated into this description by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Description	Exhibit Number

Amended and Restated Employment Agreement between the Company and F. William Capp	10.1

Amended and Restated Employment Agreement between the Company and James M. Spiezio	10.2

Amended and Restated Employment Agreement between the Company and Matthew L. Lazarewicz	10.3

Restricted Stock Unit and Option Agreement between the Company and F. William Capp	10.4

Restricted Stock Unit and Option Agreement between the Company and James M. Spiezio	10.5

Restricted Stock Unit and Option Agreement between the Company and Matthew L. Lazarewicz	10.6

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON POWER CORPORATION

Dated: February 21, 2008	By:	/s/ James M. Spiezio
James M. Spiezio
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Amended and Restated Employment Agreement between the Company and F. William Capp.

10.2	Amended and Restated Employment Agreement between the Company and James M. Spiezio.

10.3	Amended and Restated Employment Agreement between the Company and Matthew L. Lazarewicz.

10.4	Restricted Stock Unit and Option Agreement between the Company and F. William Capp.

10.5	Restricted Stock Unit and Option Agreement between the Company and James M. Spiezio.

10.6	Restricted Stock Unit and Option Agreement between the Company and Matthew L. Lazarewicz.